                               Service Agreement
                             (Storage Gas Service)


         THIS AGREEMENT, made and entered into this 1st day of September, 1987, by and between NORTHWEST PIPELINE CORPORATION, a Delaware Corporation, hereinafter called "Seller," and WASHINGTON NATURAL GAS COMPANY, a Washington Corporation, hereinafter called "Buyer."

         In consideration of the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

                    ARTICLE I - GAS TO BE SOLD AND PURCHASED

         Subject to the terms, conditions and limitations hereof and of the applicable Rate Schedule SGS-1, Seller agrees to sell and deliver to Buyer, and Buyer agrees to purchase and receive from Seller, the following quantities of natural gas:

                 A Contract Demand of 1,561,859 therms,
                 A Seasonal Quantity of 46,795,000 therms,
                 A Best Efforts Volume of 311,018 therms.

                 The sum of the Contract Demand and Best Efforts Volumes delivered shall not exceed, however, the Seasonal Quantity set out above.

Provided, however, Buyer may release all or a portion of its Contract Demand, Best Efforts Volumes, and/or its Seasonal Contract Quantity to the Washington Water Power Company as provided in Rate Schedule S-1, Section 5.4 of Washington Natural Gas Company's Gas Tariff, Original Volume No. 1.

Provided, however, that Seller shall not be obligated on any day to deliver a volume of gas to Buyer for any community or distribution system in excess of the Maximum Daily Quantity therefore specified on Exhibit A hereto and, on any such day, the aggregate of all deliveries made hereunder for all such communities and distribution systems shall not exceed the Contract Demand specified above or the applicable percentage thereof as specified in Rate Schedule SGS-1.

         Buyer owns an undivided interest in Jackson Prairie Storage Project, and for the purpose of this Agreement and of Rate Schedule SGS-1, Buyer's Owned Storage Demand shall be 1,310,000 therms, and Buyer's Owned Storage Seasonal Quantity shall be 37,728,000 therms.





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

                   ARTICLE II - DELIVERY POINTS AND PRESSURES

         Delivery of natural gas by Seller to Buyer shall be at or near the points whose locations are described in Exhibit B hereto.

         Gas shall be delivered by Seller to Buyer at such pressures as may be available, from time to time, at the said points of delivery but in no event at pressures less than the pressures specified in Exhibit B hereto.


                    ARTICLE III - APPLICABLE RATE SCHEDULES

         Buyer agrees to pay Seller for all natural gas service rendered under the terms of this Agreement in accordance with Seller's Rate Schedule SGS-1 as filed with the Federal Energy Regulatory Commission, and as such Rate Schedule may be amended or superseded from time to time. This Agreement shall be subject to the provisions of such Rate Schedule and the General Terms and Conditions applicable thereto on file with the Federal Energy Regulatory Commission and effective from time to time, which by this reference are incorporated herein and made a part hereof.


                         ARTICLE IV - TERM OF AGREEMENT

         This Agreement shall become effective on the date so designated by the Federal Energy Regulatory Commission as the effective date thereof, and shall continue in effect for a period continuing through October 31, 1989.


                  ARTICLE V - CANCELLATION OF PRIOR AGREEMENTS

         When this Agreement takes effect, it supersedes, cancels, and terminates the following Agreement:

                 Service Agreement dated August 27, 1979, between NORTHWEST PIPELINE CORPORATION, "Seller," and WASHINGTON NATURAL GAS COMPANY, "Buyer."


                      ARTICLE VI - SUCCESSORS AND ASSIGNS

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


                             ARTICLE VII - EXHIBITS

         All exhibits attached hereto are incorporated by reference herein as if set forth in full.





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

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above set forth.



NORTHWEST PIPELINE CORPORATION              (Seller)


By /s/ L.C. RANDOLPH, JR.
   -------------------------------------------------
   Vice President, Gas Supply & Marketing    (Title)


Attest: /s/ MARY E. WHITE
        --------------------------------------------
        Assistant Secretary                  (Title)


WASHINGTON NATURAL GAS COMPANY               (Buyer)


By /s/ JAMES W. GUSTAFSON
   -------------------------------------------------
   Senior Vice President                     (Title)


Attest: /s/ PAUL A. HOGLUND
        --------------------------------------------
        Senior Vice President                (Title)




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

                                          EXHIBIT A TO SERVICE AGREEMENT DATED
                                          September 1, 1987,  FOR SERVICE UNDER
                                          RATE SCHEDULE SGS-1

                                          Effective:  Upon the Date so
                                                      Designated by the Federal
                                                      Energy Regulatory
                                                      Commission

                                          Supersedes EXHIBIT A Effective:
                                                     October 1, 1979



                                                                            Maximum Daily
Community or System                                                            Ouantity
- -------------------                                                         -------------
   (Description)                                                               (Therms)
Centralia and Chehalis, Washington,
and environs:                                                                  27,000

Lake Stevens, Washington, and environs:                                         2,000

Monroe, Washington, and environs:                                               2,000

Seattle, Tacoma, Olympia, Everett,
North Bend and Snoqualmie, Washington,
and environs:

     Olympia                                                                   36,000

     North Tacoma                                                             360,000

     South Seattle                                                            572,350

     Issaquah                                                                  33,000

     North Seattle and Everett                                                355,000

     Redmond                                                                   67,909

     South Tacoma                                                              33,600

     Rainier Terrace and Puyallup                                              19,000

     North Bend and Snoqualmie                                                 27,000

     Lake Wilderness and Covington                                              6,000

     Evergreen Shores-Black Lake                                               17,000





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

                                          EXHIBIT A TO SERVICE AGREEMENT
                                          DATED September 1, 1987, FOR SERVICE
                                          UNDER RATE SCHEDULE SGS-1 (Continued)


                                                                            Maximum Daily
Community or System                                                            Quantity
- -------------------                                                         -------------
   (Description)                                                               (Therms)
Snohomish, Washington, and environs:                                            4.000



                                        NORTHWEST PIPELINE CORPORATION (Seller)


                                        By /s/ L.C. RANDOLPH
                                          -------------------------------------
                                          L.C. Randolph                 (Title)
                                          Vice President, Gas Supply & Marketing



                                        Executed on     February 17, 1988
                                                   ----------------------------


                                        WASHINGTON NATURAL GAS COMPANY  (Buyer)


                                        By /s/ JAMES W. GUSTAFSON
                                          -------------------------------------
                                          James W. Gustafson            (Title)
                                          Senior Vice President


                                        Executed on     February 23, 1988
                                                   ----------------------------




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

                                          EXHIBIT B TO SERVICE AGREEMENT DATED
                                          September 1, 1987, FOR SERVICE
                                          UNDER RATE SCHEDULE SGS-1

                                          Effective: Upon the Date so
                                                     Designated by the Federal
                                                     Energy Regulatory
                                                     Commission

                                          Supersedes EXHIBIT B Effective:
                                                     October 1, 1979

DELIVERY POINT                                                            DELIVERY PRESSURE
- --------------                                                            -----------------
  (Location)                                                                    (psig)
For Centralia and Chehalis, Washington,
and environs:

Adjacent to Seller's main line  in  the                                          400
SE/4NE/4, Section 36, Township 14 North,
Range 2 West, Lewis County, Washington

Various main line taps located on Seller's                                       150
transmission line in Lewis County, Washington

For Lake Stevens, Washington, and environs:

Adjacent to Seller's main line in the                                            150
NW/4SW/4, Section 9, Township 29 North,
Range 6 East, Snohomish County, Washington

For Monroe, Washington, and environs:

Adjacent to Seller's lateral line in the                                         150
SE/4NE/4, Section 35, Township 28 North,
Range 6 East, Snohomish County, Washington

For Seattle, Tacoma,  Olympia, Everett, North
Bend and Snoqualmie, Washington, and environs:

(Olympia) Adjacent to  Seller's lateral line                                     300
in the SW/4NW/4, Section 15, Township 17 North,
Range 1 West, Thurston County, Washington

(North Tacoma) Adjacent  to  Seller's  lateral                                   260
line in the SW/4NW/4, Section 7,  Township  20
North, Range 5 East, Pierce County, Washington





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
                                          EXHIBIT B TO SERVICE AGREEMENT DATED
                                          September 1, 1987,  FOR SERVICE
                                          UNDER RATE SCHEDULE SGS-1 (Continued)


DELIVERY POINT                                                            DELIVERY PRESSURE
- --------------                                                            -----------------
 (Location)                                                                     (psig)
For Seattle, Tacoma, Olympia, Everett, North
Bend and Snoqualmie, Washington, and  environs
(Continued):

(South Seattle) Adjacent to  Seller's lateral                                    260
line in the SE/4SE/4, Section 19, Township 23
North, Range 5 East, King County, Washington

(Issaquah)  Adjacent to Seller's lateral                                         260
line in the NW/4SE/4, Section 21, Township  24
North, Range 6 East, King  County,  Washington

(North Seattle and Everett)  Adjacent to                                         260
Seller's lateral line in the NW/4SE/4,
Section 15, Township 27 North, Range 4 East,
Snohomish County, Washington

(Redmond) Adjacent to Seller's main line in the                                  400
NE/4SE/4, Section 9, Township 25 North, Range 6
East, King County, Washington

(South Tacoma) Adjacent to Seller's lateral                                       400
line in the SE/4NW/4, Section 14, Township 19
North, Range 3 East, Pierce County, Washington

(Rainier Terrace - Puyallup)  Adjacent to                                        150
Seller's lateral line in the NW/4NE/4, Section
16, Township 19 North, Range 4 East, Pierce
County, Washington

(North Bend and Snoqualmie)  Adjacent to                                         400
Seller's main line in the NW/4SW/4, Section 11,
Township 24 North, Range 6 East, King  County,
Washington

(Lake Wilderness and Covington) Adjacent to                                      300
Seller's main line in the NE/4NE/4, Section 31,
Township 22 North, Range 6 East, King  County,
Washington





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

                                          EXHIBIT B TO SERVICE AGREEMENT DATED
                                          September 1, 1987, FOR SERVICE
                                          UNDER RATE SCHEDULE SGS-1 (Continued)


DELIVERY POINT                                                            DELIVERY PRESSURE
- --------------                                                            -----------------
 (Location)                                                                     (psig)
For Seattle, Tacoma, Olympia, Everett, North
Bend and Snoqualmie, Washington, and environs
(Continued):

(Evergreen Shores-Black Lake)  Adjacent to                                       150
Seller's lateral line in the NW/4NE/4,
Section 1, Township 17 North, Range 3 West,
Thurston County, Washington

Various main line taps located on Seller's                                       150
transmission line in Thurston, Pierce, King,
and Snohomish Counties, Washington

For Snohomish, Washington and environs:

Adjacent to Seller's main line in the SW/4SE/4,                                  150
Section 16, Township 28 North, Range 6 East,
Snohomish County, Washington


                        NORTHWEST PIPELINE CORPORATION (Seller)

                        By /s/ L.C. RANDOLPH, JR.
                           ------------------------------------
                            L.C. Randolph               (Title)
                            Vice President

                        Executed on:  February 17, 1988
                                      -------------------------


                        WASHINGTON NATURAL GAS COMPANY (Buyer)

                        By /s/ JAMES W. GUSTAFSON
                           ------------------------------------
                            James W. Gustafson          (Title)
                            Senior Vice President

                        Executed on:  February 23, 1988
                                      -------------------------





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